Exhibit 99.1 2022 Inari Medical Investor Day Sandy | Boynton Beach, FL

Financial Information Unless otherwise indicated, all financial and operational information included herein is as of June 30, 2022. Indications for Use and Publication References Indications for Use and relevant labeling information for all Inari products included in this presentation are included in the appendix. References to clinical studies and other publications cited in this presentation are located in the appendix. Forward Looking Statements This presentation (together with any other statements or information that we may make in connection therewith) may contain are forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including any estimates of revenue and total procedures, total addressable market, future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; our business model and strategic plans for our products, technologies and business, including our implementation thereof; competitive companies and technologies and our industry; our ability to grow and maintain our US sales force; our ability to develop new tools and new markets; the results of our clinical studies; our ability to commercialize, manage and grow our business by expanding our sales and marketing organization and increasing our sales to existing and new customers; third-party payor reimbursement and coverage decisions; commercial success and market acceptance of our products; our ability to accurately forecast customer demand for our products and manage our inventory; our ability to establish and maintain intellectual property protection for our products or avoid claims of infringement; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the United States; the timing or likelihood of regulatory filings and approvals; our ability to hire and retain key personnel; our ability to obtain additional financing; and our expectations about market trends. Without limiting the foregoing, the words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements are based on and reflect management’s current expectations, assumptions, estimates and projections that may or may not prove to be correct. These forward-looking statements are subject to a number of known and unknown risks, uncertainties, assumptions and other factors, many of which are beyond our control. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur and our actual results, results, levels of activity, performance or achievements could differ materially and adversely from those anticipated or implied by any forward-looking statements. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These filings are available in the Investor Relations section of our website at https://ir.inarimedical.com/ or at www.sec.gov. The forward-looking statements in this presentation are made only as of the date hereof. Except to the extent required by law, we assume no obligation and do not intend to update any of these forward-looking statements after the date of this presentation or to conform these statements to actual results or revised expectations. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements. This presentation is not an offer to sell securities of Inari Medical and it is not soliciting offers to buy securities of Inari Medical nor will there be any sales of securities of Inari Medical in any state or jurisdiction where the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Opening Remarks Bill Hoffman, CEO Amanda | Louisville , KY

Our dedication to changing lives drives every decision we make Amanda | Louisville , KY Jessica, 44 | Valparaiso, IN

We’ve made Patients first. Make no small plans. improving lives our Always. Ever. responsibility. And that drives our passion and success Take care of each other. Constantly.

Introduction To Inari Drew Hykes, COO Audry | Detroit, MI

Management Presentation Agenda Time Duration Session 9:00 – 9:20AM 20 min. Introduction 9:20 – 10:10 AM 50 min. Inari Five Growth Drivers 10:10 – 10:20 AM 10 min. Break 10:20 – 10:40 AM 20 min. Physician Panel 10:40 – 10:50 AM 10 min. Financials and Closing Remarks 10:50 – 11:30 AM 40 min. Q&A

Strong leadership team with breadth & depth


Bill Hoffman
Chief Executive Officer


Mitch Hill
Chief Financial Officer


Drew Hykes
Chief Operating Officer


Dr. Tom Tu
Chief Medical Officer


Angela Ahmad
General Counsel


Brian Strauss
SVP Engineering


Eric Khairy
SVP Marketing


Eric Louw
VP Manufacturing


Janet Byk
VP Finance & Accounting


John Borrell
SVP Sales


Justin Crockett
VP Inari Solutions Group


Kevin Strange
VP Strategy & Business Development


Kit Cariquitan
VP Quality Assurance & Reg. Affairs


Norman Nie
VP Information Technology


Paul Koehn
SVP Operations


Randy Hamlin
VP Advanced Development


Dr. Shon Chakrabarti
VP & General Manager Chronic Venous Diseases


Tara Dunn
SVP Clinical Affairs & Market Development


Dr. Venkat Tummala
VP Medical Affairs


Dr. Victor Tapson
VP Medical Affairs


Vitas Sipelis
VP International

Venous Thromboembolism (VTE) DVT Up to Develop Post-Thrombotic Syndrome (PTS) within 2 years of a proximal DVT 50% PE Leading cause of cardiovascular death #3

DVT PE 430,000 280,000 US Patients US Patients VTE is a large $3.0B $2.8B and highly TAM TAM underpenetrated Interventional Procedures Conservative Medical Management opportunity to serve patients $ in need 5.8B Total US VTE TAM Opportunity $ 15B+ Global VTE TAM Opportunity

Treatment of VTE evolving to definitive mechanical catheter intervention Myocardial Anti-Coagulation Definitive Catheter Lytics Based Only Therapy Infarction Anti-Coagulation Definitive Catheter Lytics Based Stroke Only Therapy Expected Path for Anti-Coagulation Definitive Catheter Lytics Based VTE Only Therapy (DVT & PE)

Highly differentiated, purpose-built solutions Simple, intuitive solutions Near complete thrombus removal Eliminate need for dangerous lytics Minimal blood loss Favorable hospital economics

Taking out all the clot matters

Our five growth drivers remain the roadmap

1 Expanding Our U.S. Sales Force



270+

U.S. Sales Territories

2 Driving Deeper VTE Penetration


Triever20 Curve

<5%

Penetration into U.S. VTE Incidence

3 Building Clinical Evidence


CRF

250+

Peer Reviewed Publications

4 Innovating Purpose-Built Solutions



5

Distinct Product Toolkits For 5 Distinct TAMs

5 Expanding Into New Markets



>$20B

Total Global TAM

+

~$10B

US Prevalence Opportunity

INARI MEDICAL

Annual Revenue ($ in Millions) $300 Consistent, $250 133% premium $200 CAGR financial $150 $100 performance $50 $0 2019 2020 2021 $277M 91% 98% $330M 2021 Total Revenue 2021 Gross Margin YOY Growth (From FY20) Cash, Cash Equivalents, & Short-Term Investments (Q2 2022)

Our core competencies are scalable and allow us to treat more patients Identify major unmet R&D innovation engine to High-Touch, scalable Clinical infrastructure patient needs rapidly design purpose- commercial org & market generating data to change built devices development capabilities standard of care FOUNDATION OF OPERATIONAL AND MANUFACTURING EXCELLENCE

No small plans. And we’re just getting started EXPANDING US SALES FORCE BUILDING THE LARGEST INTERVENTIONAL SALES FORCE 1 DRIVING DEEPER PENETRATION STANDARDIZING PATIENT PATHWAYS 2 BUILDING CLINICAL EVIDENCE EXECUTING GUIDELINE-CHANGING CLINICAL TRIALS 3 INNOVATING NEW PRODUCTS DEVELOPING PURPOSE-BUILT SOLUTIONS 4 EXPANDING INTO NEW MARKETS LAUNCHING INTO NEW ADJACENCIES & GEOGRAPHIES 5

Growth Driver 1 Expanding Our US Sales Force John Borrell, SVP Sales

2020 (Q2) 2022 (YTD) Sales >3.5x ~75 >270 Significant Territories (US) growth in sales territories, Active increasing >2x ~650 ~1,400 Accounts (US) density of coverage Accounts per 0.6x ~9 ~5 Territory

PRODUCTIVITY REMAINS HIGH DESPITE GROWTH AND AGGRESSIVE TERRITORY SPLITS 350 100 90 300 80 Revenue Growth Focused on 250 70 60 growth but 3.6x 200 50 3.1x remaining 150 40 Number of Territories efficient 30 100 20 50 10 0 0

AVERAGE SALES REP PRODUCTIVITY OVER FIRST 18 MONTHS 20 2.5X Sales rep 18 16 productivity 14 12 ramps up 10 8 quickly after 6 start date 4 2 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 Months After Start Cases Per Territory

Continuing growth to fully tackle VTE and address new disease states 2022 FUTURE STATE Potential to be the largest interventionally- >270 focused sales team US Sales Territories

COMMERCIAL / MARKET DEVELOPMENT TEAM 12 8 National Health Economics & Accounts Market Access (HEMA) Sales team efforts amplified by robust non-sales 7 7 Inari Solutions Medical Affairs commercial team Groups (ISG) (including doctors) 8 34 Medical Upstream/Downstream Education Group Marketing & Sales Ops.

Intentional fit-based hiring and promotion from within Single-tier sales team w/ ~90% case High-powered, high- presence touch commercial Mining information across all sources, informing every decision we make system designed to solve patient needs Solution-based toolkits, not widgets Deliberate territory splits & alignment of incentives

Our commercial system enables us to scale in new markets with significant unmet needs US VTE Global Leadership Inari High-Touch Commercial Global Markets Solving Patient System Unmet Needs New Large Unmet Needs

Growth Driver 2 Driving Deeper Penetration Eric Khairy, SVP Marketing

A significant responsibility Addressable US VTE ~710,000 patients per year

A significant responsibility 15-20% Receive any intervention Addressable US VTE ~710,000 patients per year

A significant responsibility 15-20% Receive any intervention <5% Treated with Inari products today Addressable US VTE ~710,000 patients per year

VTE lacks a systematic approach to identify, screen, and triage patients MYOCARDIAL STROKE VTE INFARCTION Consistent screening Consistent screening protocols protocols Algorithms for triage Algorithms for triage and treatment and treatment Tracked metrics Tracked metrics Interventionalist Interventionalist Interventionalist

VTE patients are inside the hospital, yet most never see a VTE expert Annual US VTE Incidence 710K US Hospital Beds ~740K Annual US Incidence per Bed ~1 500 Bed ~500 = Mid-sized hospital addressable VTE patients/year

We’re helping Excellent clinical outcomes hospitals build programs that Positive hospital economics connect VTE Systematic patient pathway patients to VTE (i.e., a “VTE program”) experts

VTE Excellence is a codified & scalable process to build VTE programs

VTE EXCELLENCE

ENGAGE	EMPOWER	EXCEL
~1,250 Inari accounts	**~120** Inari accounts	**~20** Inari accounts
Find champions, build the foundation	Create patient pathway and build awareness	Solidify consistent patient identification, triage, tracking

APPROX. ACCOUNT-LEVEL TAM PENETRATION BY STAGE 4x VTE Excellence activities are 22% beginning to drive deeper 16% account-level TAM penetration 5% Engage Empower Excel

What’s the future? Interventional TAM penetration in context Myocardial VTE Today Infarction ~90% 15-20% Interventional TAM Interventional TAM penetration* penetration *Intervention includes both CABG and angioplasty

Growth Driver 3 Building Clinical Evidence Tara Dunn, SVP Clinical Affairs Larry | Newport Beach, CA

Transforming patient care Do the right thing Generate data Develop Set the for patients with urgency the market bar high

Clinical by the numbers 2,000+ 250+ Patients studied Peer reviewed to date publications INCLUDING 2 RCTS 6 20+ Major prospective Active or completed Studies IIR engagements

Strong and versatile team driving the quality and pace of best-in-class evidence generation Clinical Clinical Biostats Scientific Insights Research Communication Real World Data Trial Clinical Data Dissemination Execution Analytics

A tsunami of clinical data

INARI MEDICAL



PE Trials: FlowTriever System
FlowTriever FDA cleared
FLARE
IDE enrollment begins
1st mechanical thrombectomy device indicated for PE
FLASH
Real-world all-comers PE registry enrollment begins
FLARE
Published in JACC
CCI
First high-risk PE multicenter series
tct
FLASH interim late-breaking clinical trial
FLAME
High-risk PE study enrollment begins
CCI
Interim Publication from FLASH
PEERLESS
RCT enrollment begins
FLASH
EU enrollment begins
tct
FLASH 800 late-breaking clinical trial
2015
2016
2017
2018
2019
2020
2021
2022
DVT Trials: ClotTriever System
ClotTriever FDA cleared
CLOUT
Real-world DVT registry enrollment begins
VIVA
CLOUT interim late-breaking clinical trial
CLOUT interim late-breaking clinical trial
1st mechanical thrombectomy device indicated for DVT
JVS
2 CLOUT manuscripts
DEFIANCE
RCT enrollment begins
2 CLOUT late-breaking clinical trials
VIVA

Setting a high bar for VTE evidence

INARI MEDICAL

	PE STUDIES			DVT STUDIES	
	FLASH	FLAME	PEERLESS	CLOUT	DEFIANCE
	Largest Prospective PE Device Study	**Largest Prospective High-risk PE Device Study**	**First Inari RCT (FlowTriever v. CDT in PE)**	**Largest Prospective DVT Thrombectomy Study**	**First Industry Sponsored DVT RCT (ClotTriever v. AC)**
	~1,000 Patients | 83 Sites	100+ Patients | 11 Sites	550+ Patients | 60 Sites	500 Patients | 47 Sites	300 Patients | 60 Sites
Status	**800th** & final US patient enrolled. EU enrollment underway	**Enrollment near complete**	Enrollment commenced in both RCT and registry arms	**500th** & final patient enrolled	Enrollment expected early 2023

~2,500 patients across 5 studies

FLASH is the largest prospective registry in PE with **exceptional results**

FLASH

EXCELLENT SAFETY

0%

Device related MAEs

MORTALITY


FlowTriever® System
PERT Consortium
10.2%
1.3%

All-Cause Mortality (30d)

IMMEDIATE PATIENT RELIEF

Mean Pulmonary Artery Pressure


-7.4
mmHg

Pre-FT **Post-FT**

LASTING PATIENT BENEFITS

1.5%

Post-PE Syndrome

FLAME: High-risk PE guidelines are from an 8 patient study. FLAME is 100+ patients Changing Guidelines Designed per AHA recommendations Doing What's Right Up to 50% of high-risk patients die within 100+ Patients 30 days 11 Sites Developing the Market Why not treat intermediate-risk?

PEERLESS: Superiority RCT of FlowTriever vs CDT in PE

Intermediate-High Risk PE

550 Patients Randomized 1:1
- **FlowTriever**
- **CDT**

Up to 150 Patients in Registry Arm
- **FlowTriever Only** (Contraindication cohort)

Patients Followed for 30 Days

HIGHLIGHTS

Currently **>60%** of patients intervened on receive Catheter Directed Thrombolysis (CDT)

Primary endpoint via win ratio:
- All-Cause Mortality
- Intracranial Hemorrhage
- ISTH Major Bleeding
- Clinical Deterioration/Bailout
- ICU Admission & ICU LOS

Head-to-head definitive treatment trial (US & EU)

Enrollment ahead of schedule

EXCELLENT SAFETY CLOUT demonstrates 0% we can do better Vessel/Valve for DVT patients Damage ON-TABLE EFFECTIVENESS 86% 500 47 Effectiveness in Core Lab Patients Enrolled Sites Adjudicated Clot Removal LASTING PATIENT BENEFITS 2 out of 3 91% With Subacute and/or Chronic Clot Freedom from Moderate to Severe PTS at 6 months

HIGHLIGHTS DEFIANCE: Superiority RCT of ClotTriever vs First global industry- sponsored RCT for DVT Anticoagulation in DVT Primary endpoint via win ratio: • Treatment failure or escalation Moderate-Severe Iliofemoral DVT of therapy • Post-Thrombotic Syndrome severity at 6 months 300 Patients Randomized 1:1 Designed to transform standard of care Conservative Medical ClotTriever Management (AC) Enrollment expected to begin early 2023 Patients Followed for 6 Months

Exceptional program Enrollment began 2022 productivity and quality of patient outcomes Enrollment begins 2023 2021 Registry Expansion 1,000+ 2018 2018 2020 Global Definitive 2016 RCTs Global Studies US Real-Word Registries IDE

Growth Driver 4 Innovating New Products Dr. Tom Tu, CMO

Years of knowledge and commitment.
Our mission to address unmet needs


1st Gen FlowTriever
1st Gen ClotTriever
FlowTriever XL Disks
Triever 24
Triever 24 Flex
Triever 20 Curve
FlowSaver
Protrieve
Artix
• 2015
• 2016
• 2017
• 2018
• 2019
• 2020
• 2021
• 2022
2nd Gen FlowTriever
T20 Large Bore Syringe (LBS)
Triever 16
LBS 2
3rd Gen ClotTriever
FT 2
FlowStasis
ClotTriever BOLD
Intri24
InThrill
Gen 4 Trievers

~70,000 patients treated | 38 world-wide patents

Our Innovation Engine continues to implement purpose-built solutions for unmet patient needs Rapid innovation “Engine Room” A Scalable, via in house machine shop, R&D infrastructure Repeatable System 3D-printing, bio-skills lab, laser cutting, etc. A Scalable, Repeatable 80 Full Time Engineers +9 UpstSy rea sm te M m arketing Engineering roles Mining information, defined around solutions, informing every project not products Market analysis focused on large and unmet needs

Large bore catheters produce large clot hauls

A comprehensive PE procedure solution years in the making

Safely, Quickly Track Through the Heart



Fourth Generation Triever Catheters



Intri24® Sheath

Large Clot Hauls Without Lytics



Large Bore Aspiration



Large Bore Syringe and **Whoosh** Mechanism

Address Challenging Clot or Anatomy



Triever20 Curve® Catheter



FlowTriever Catheters*

Minimal Blood Loss



FlowSaver® Blood Return System



FlowStasis® Suture Retention Device

*The FlowTriever 2 catheter is not indicated for the treatment of PE

A purpose-built DVT treatment for the full range of clot chronicity Coring Element Collection Basket

A comprehensive DVT procedure solution years in the making Access Acute to Chronic Clot Removal Complex Procedures ClotTriever Gen 3 ClotTriever 13 Gen 3 ProTrieve™ Catheter Sheath Sheath ClotTriever 16 Gen 3 ClotTriever BOLD FlowTriever Sheaths Catheter Disk Catheters

TM Protrieve provides confidence during complex DVT and IVC procedures 20F sheath designed for right IJ access and optimal positioning within the IVC Wall apposing funnel designed to trap emboli Compatible with ClotTriever and FlowTriever platforms 34mm self-expanding nitinol mesh funnel allows full wall apposition in the IVC

Expanding beyond VTE to develop purpose-built solutions for new diseases VTE LEADERSHIP BROADER PERIPHERAL SOLUTIONS TM TM Artix Chronic Venous InThrill ClotTriever FlowTriever System Disease System System System Toolkit

CVD often progresses from DVT and includes scarred Chronic Venous vein walls & wall-adherent obstructions Disease (CVD) Chronic clot Post-Thrombotic occlusions If obstructions are left unaddressed, patients can PTS and venous leg develop painful, ulcers (VLU) debilitating ulcers

Conservative treatments for Chronic Venous Disease are inadequate and only address symptoms Compression Therapy Anticoagulation <50% 1 in 5 VLUs healed at 12 weeks VLUs never heal

ClotTriever BOLD was designed to extract the full range of clot chronicity Clot is often older than symptoms suggest ~30% greater radial force for improved wall apposition Improved thrombus engagement to treat the full range of acute to chronic DVT

We’re building a solution-based toolkit to address Chronic Venous Disease Remove Acute to Chronic Cross Chronic Treat Chronic Treat Venous In-stent Venous Thrombus Venous Occlusions Venous Occlusions Chronic Re-thrombosis ClotTriever BOLD Catheter Stent Cleaner Crossing Recanalization Device(s) Device Tool Launched 2022 In development In development In development

Arterial Thromboembolism Acute limb ischemia (ALI) Acute embolization event – extensive damage can happen if Acute visceral ischemia not treated quickly Chronic limb ischemia (CLI)

Often requires open surgical procedures Current treatments for Distal embolization and vessel trauma arterial thrombo- High rates of lytic use embolism have Significant blood loss significant drawbacks Need for a better, purpose-built solution

The Artix System: purpose-built toolkit for peripheral artery thromboembolism Artix MT Combines both aspiration and mechanical Device thrombectomy Sheath has 4X flow rate vs. existing arterial catheters Artix BG Balloon Guiding Sheath Proximal flow arrest to prevent distal embolization

AV access thrombosis can result in complications and loss of access to Small Vessel life-saving dialysis Thrombosis Upper Extremity Below-the-knee AV thrombosis

AV “declotting” sends clot to the lungs, Limitations in exacerbating pulmonary hypertension current treatments High recurrence rates for small vessel Ineffective for chronic clot thrombosis Ineffective for large clot burdens Need for a better, purpose-built solution

The InThrill System: a solution for smaller vessels Self- expandable, laser-cut Effectively extracts clots element Addresses acute to chronic thrombus InThrill Catheter Tailor made for 4-10mm vessels InThrill Sheath Note: the InThrill device is indicated for use in the peripheral vasculature

We’re just getting started! ~ ~ 25+ 5K 70K Projects Across Cumulative Cumulative Current and Patients Patients New TAMs Treated Treated Protrieve T20 Curve Intri24 ClotTriever Gen 1-3 FlowTriever Gen 1-3 FlowStasis FlowSaver InThrill Future Purpose-Built Devices Coming FlowTriever Disks Triever16, 20 & 24 FlowTriever 2 CT Bold Artix <2020 2020 - 2022 2022 – 2024+ ~70K cumulative patients treated since inception of company

Growth Driver 5 Expanding into New Markets Drew Hykes, COO

Historically, we have treated patients in two TAMs with two toolkits 2 PE + DVT TAMs

+3 TAMs Currently expanding into three Chronic Venous Disease new TAMs, Arterial Thromboembolism Small Vessel Thrombosis continuing to address large unmet needs 2 PE + DVT TAMs

+3 TAMs More purpose-built We have no solutions to come small plans. More purpose- Chronic Venous Disease built solutions Arterial Thromboembolism to come in Small Vessel Thrombosis incremental TAMs 2 PE + DVT TAMs

Protrieve is a purpose-built solution for complex IVC cases LMR launched in August Enables complex IVC cases New tool for interventionalists treating DVT and PE $4K ASP affords incremental revenue

CHRONIC ACUTE CHRONIC VENOUS THROMBUS THROMBUS DISEASE Chronic Venous Disease prevalence opportunity larger than core TAM INCIDENCE PREVALENCE ~ ~ ~ ~ 100K $1B 1M $10B Patients TAM Opportunity Patients TAM Opportunity

Chronic Venous Disease: addressing the underlying cause via purpose-built devices

~3,000 CT-Bold cases completed

Evaluating **go-to-market options**

Common interventional **call point**

Premium ASP of **~$10K**



ClotTriever BOLD
Launched Mar 2022*

Recanalization Device(s)
In development

Crossing Device
In development

Stent Cleaner Device
In development

"Bold is amazing for treating more-chronic patients… but I CANNOT WAIT for what is coming with the rest of this dedicated toolkit!"

– Dr. Nicolas Mouawad

*To treat acute to chronic clot

INARI MEDICAL

Arterial • Acute event – extensive damage can happen if Thromboembolism not treated quickly large TAM with • Includes Acute Limb Ischemia, Acute Visceral significant unmet Ischemia, and CLI procedures where distal needs embolization occurs ~ ~ 80K $600M US Patient Incidence US TAM Opportunity

Artix: purpose-built toolkit addressing unmet needs in arterial thromboembolism

Artix MT **LMR in April 2022;**
Balloon Sheath **LMR in July 2022**

Significant **site-of-service and physician overlap**

Targeting an ASP of **~$7.5K**

Additional tools in development

> ***"No wonder lytics didn't work on that.***
>
> – Dr. Jerry Chung



INARI MEDICAL

Small Vessel Thrombosis: No purpose-built solutions exist for this large patient population



AV access thrombosis can result in complications and **loss of access to life-saving dialysis**

~150-200K

US AVF thrombotic events / year

~80K

Addressable US BTK + UE thrombotic events / year

~$1B

Total US Market Opportunity

INARI MEDICAL

InThrill: a purpose-built, novel solution designed to treat small vessels

LMR launched in **August**

Targeting **in-hospital procedures;** significant **treating physician overlap** with **DVT and PE**

Targeting an ASP of **~$4K**

Additional tools in development



> ***"We've been waiting a long time for a mechanical option like this that works.***
>
> – Dr. John Ross

INARI MEDICAL

INARI MEDICAL

~$2.8B **Pulmonary Embolism**

~$3.0B **Deep Vein Thrombosis**



~$1.0B **Small Vessel Thrombosis**

~$0.6B **Arterial Thromboembolism**

~$1.0B Incidence **Chronic Venous Disease**

Does not include ~$10B incremental prevalence opportunity

Large US total addressable market totaling ~$8B across 5 disease states

> $20B Substantial Global Incidence TAM global across 5 Disease States opportunity exists across VTE and three new disease ~ states $10B CVD Prevalence Opportunity (US only)

Laying the foundation to treat patients globally Cases Completed Approval Received Approvals In-progress CASES COMPLETED IN 20+ COUNTRIES ACROSS THE GLOBE

No small plans. And we’re just getting started EXPANDING US SALES FORCE BUILDING THE LARGEST INTERVENTIONAL SALES FORCE 1 DRIVING DEEPER PENETRATION STANDARDIZING PATIENT PATHWAYS 2 BUILDING CLINICAL EVIDENCE EXECUTING GUIDELINE-CHANGING CLINICAL TRIALS 3 INNOVATING NEW PRODUCTS DEVELOPING PURPOSE-BUILT SOLUTIONS 4 EXPANDING INTO NEW MARKETS LAUNCHING INTO NEW ADJACENCIES & GEOGRAPHIES 5

10 Minute Break

Physician Panel Dr. Tom Tu, CMO

Inari Investor Day Physician Panel Discussion Christopher M. Huff, MD Interventional Cardiology = OhioHealth Riverside Methodist Hospital Thomas Tu, MD Chief Medical Officer = Inari Medical Moderator Steven Abramowitz, MD Vascular Surgery = MedStar Washington Hospital Center

Financials Mitch Hill, CFO

We have a proven track record of industry leading revenue growth REVENUE (IN MILLIONS) +93% $360-$370 CAGR $277 $140 $51 2019 2020 2021 2022 (guidance) The reference to Inari 2022 revenue guidance is as of Q2 2022 earnings call, and is not being confirmed or updated herein.

MedTech comps to approximate future VTE market size VTE PENETRATION TODAY INTERVENTIONAL PENETRATION PROXIES 15-20% Interventional Penetration Today ~30% ~90% $5.8B Myocardial Acute Ischemic TAM Infarction Stroke

Substantial revenue opportunity exists for the leader in $5.8B VTE TAM INARI REVENUE POTENTIAL 60% $1B+ $2B+ $1B+ 30% Inari 20% Today 30% 60% VTE Interventional Market Share (Procedures) VTE Interventional Penetration

Premium growth combined with exceptional margin profile GROSS MARGIN 91.1% 90.6% 88.4% 88.7% 2019 2020 2021 2022(1H)

Well-positioned for sustained operating profitability 2022 2024+ Significant investment Sustained operating in our growth drivers profitability by 1H 2024 • Large, attractive market • Commercial team • ~85% target gross margin • Clinical research • Commercial productivity ramp • Product development pipeline • Disciplined investment approach • International

All the components of a premium financial profile Market leader in $5.8B underpenetrated US VTE market; expanding into global ~$20B+ TAM Exceptional gross margin profile Disciplined investments driving growth, operating leverage and consistent profitability Strong balance sheet and ~$330M cash position, allowing financial flexibility Reference to cash position includes cash, cash equivalents, & short-term investments as of Q2 2022.

Q&A

Closing Remarks

Appendix

Citations

INARI MEDICAL

Slide #:	Source(s):
12	• Kahn, Susan R. Hematology Am Soc Hematol Educ Program. 2016 Dec 2; 2016(1): 413–418
12	• Pulmonary Embolism in 2017: Increasing Options for Increasing Incidence, National Center for Biotechnology Information, May 2017
13, 17, 83	• Hospital claims data • Global Burden of Disease Data per the Institute for Health Metrics and Evaluation (IHME)
31, 32, 91, 92	• Hospital claims data and internal analysis
34	• Hospital claims data and internal analysis
38	• Hospital claims data
46	• Kucher N, Rossi E, De Rosa M, Goldhaber SZ. Massive pulmonary embolism. Circulation. 2006;113(4):577-82
47	• Hospital claims data and internal analysis
61	• Fife, C. E., Publicly Reported Wound Healing Rates: The Fantasy and the Reality. Advances in wound care 2018 • Fife, C.E., From the Editor: The Need for Real Venous Ulcer Data. Today's wound clinic., 2018
76	• Donadini, Marco, et. al., "Prognostic Significance of Residual Venous Obstruction in Patients with Treated Unprovoked Deep Vein Thrombosis." Thrombosis and Haemostasis, vol. 111, no. 01, 2014, pp. 172–179 • Dronkers, C.E.A. et. al., "Deep vein thrombosis : diagnostic and prognostic challenges" Thromb Haemost. 2018 Aug; 118(8):1428-1438 • Hospital claims data and internal analysis
78	• 2021 USRDS Annual Data Report: Epidemiology of kidney disease in the United States. National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2021 • Stolic R: Most Important Chronic Complications of Arteriovenous Fistulas for Hemodialysis. Med Princ Pract 2013;22:220-228 • Quencer KB, Oklu R. Hemodialysis access thrombosis. Cardiovasc Diagn Ther 2017;7(Suppl 3):S299-S308 • Internal analysis
78	• Fleck D, Albadawi H, Wallace A, Knuttinen G, Naidu S, Oklu R. Below-knee deep vein thrombosis (DVT): diagnostic and treatment patterns. Cardiovasc Diagn Ther. 2017 Dec;7(Suppl 3):S134-S139 • Elna M. Masuda, Robert L. Kistner, The Case for Managing Calf Vein Thrombi With Duplex Surveillance and Selective Anticoagulation, Disease-a-Month, Volume 56, Issue 10, 2010, Pages 601-613, ISSN 0011-5029 • Franco, L, Giustozzi, M, Agnelli, G, Becattini, C. Anticoagulation in patients with isolated distal deep vein thrombosis: a meta-analysis. J Thromb Haemost 2017; 15: 1142– 54 • Hospital claims data and internal analysis
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Device Indications For Use The FlowTriever System® is indicated for (1) the non-surgical removal of emboli and thrombi from blood vessels (2) injection, infusion and/or aspiration of contrast media and other fluids into or from a blood vessel. The FlowTriever System is intended for use in the peripheral vasculature and for the treatment of pulmonary embolism. Triever Catheters are intended for use in peripheral vasculature and for the treatment of pulmonary embolism. The Triever Catheters are also intended for use in treating clot in transit in the right atrium. The FlowTriever2® Catheter is indicated for the non-surgical removal of emboli and thrombi from peripheral blood vessels. Injection, infusion, and/or aspiration of contrast media and other fluids into or from a blood vessel. The FlowTriever2 Catheter is intended for use in the peripheral vasculature. The FlowSaver® Blood Return System is used with Triever Catheters for autologous blood transfusion. The Intri24 introducer sheath is indicated to provide a conduit for the insertion of endovascular devices into the vasculature while minimizing blood loss associated with such insertions.

Device Indications For Use (cont.) TM The ClotTriever thrombectomy system consists of the ClotTriever catheter and ClotTrieversheath. The ClotTriever Thrombectomy System is indicated for: (1) the non-surgical removal of thrombi and emboli from blood vessels. (2) Injection, infusion, and/or aspiration of contrast media and other fluids into or from a blood vessel. The ClotTriever Thrombectomy System is intended for use in the peripheral vasculature including deep vein thrombosis (DVT). The FlowStasis® Suture Retention Device is indicated for temporary suture retention following a percutaneous venous procedure. The Artix MT thrombectomy device is indicated for: (1) The non-surgical removal of emboli and thrombi from blood vessels. (2) Injection, infusion, and/or aspiration of contrast media and other fluids into or from a blood vessel. The Artix MT thrombectomy device is intended for use in the peripheral vasculature. The InThrill Thrombectomy System consists of the InThrill Thrombectomy Catheter and InThrill Sheath. The InThrill Thrombectomy System is indicated for: (1)The non-surgical removal of thrombi and emboli from blood vessels. (2) Injection, infusion, and/or aspiration of contrast media and other fluids into or from a blood vessel. The InThrill Thrombectomy System is intended for use in the peripheral vasculature. The InThrill Thrombectomy System is not intended for use in deep vein thrombosis (DVT) treatment.

Device Indications For Use (cont.) Caution: Federal (USA) law restricts this device to sale by or on the order of a physician. Refer to Instructions for Use for complete indications for use, contraindications, warnings, and precautions. All trademarks are property of their respective owners.